INTERIM CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Revenues:
Advertising	$ 62,501	$ 59,697
Search and other	61,201	71,967
Total Revenues	123,702	131,664
Costs and Expenses:
Cost of revenues	11,867	11,807
Customer acquisition costs and media buy	62,990	63,838
Research and development	10,222	8,967
Selling and marketing	19,782	26,465
General and administrative	9,167	11,188
Depreciation and amortization	4,562	9,909
Impairment charges		43,847
Restructuring costs	2,075
Total Costs and Expenses	120,665	176,021
Income (Loss) from Operations	3,037	(44,357)
Financial expense, net	1,806	3,522
Income (Loss) before Taxes on Income	1,231	(47,879)
Taxes on Income	(188)	9,789
Net Income (Loss)	$ 1,043	$ (38,090)
Net Earnings (Loss) per Share - Basic and Diluted	$ 0.04	$ (1.47)
Weighted average number of shares
Basic	25,850,021	25,849,417
Diluted	25,852,109	25,849,417